UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 13, 2021

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT 06382

(Address of principal executive offices) (Zip Code)

(860) 862-8000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Mohegan Tribal Gaming Authority d/b/a Mohegan Gaming & Entertainment (“MGE”, the “Company”, “we” or “our”) is furnishing the below preliminary unaudited estimates and statements for the three months ended December 31, 2020. These preliminary unaudited estimates and statements are the opinion of the Company management, represent ranges of estimates and expectations based on the most current information available, are preliminary and may change. While the Company believes that its assumptions and these estimates are reasonable, it is very difficult to predict the impact of known factors and it is impossible for the Company to anticipate all factors that could affect our actual results. The Company has provided a range for these estimates because the Company has yet to complete its normal review procedures for this period. The actual results may not be within these ranges, and may differ materially from the estimated ranges presented.

These preliminary unaudited estimated results should not be viewed as a substitute for full interim financial information prepared in accordance with GAAP. The preliminary estimated results are not necessarily indicative of the results to be achieved for the rest of the 2021 fiscal year or any future period. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, has not audited, reviewed, compiled or performed any procedures with respect to any of the estimates contained herein. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. As a result of the foregoing considerations and limitations, investors are cautioned not to place undue reliance on this estimated financial information.

Across Mohegan Sun and Mohegan Sun Pocono, we have experienced a decline in overall gaming revenues and a proportional decline in non-gaming demand, including lower hotel occupancy. In addition, Mohegan Sun Pocono was closed by government order due to the current resurgence of COVID-19 from December 12, 2020 through January 4, 2021. Mohegan Sun has continuously maintained reduced operating hours for restaurants and bars, in cooperation with the November 4, 2020 state of Connecticut mandate. ilani continues to demonstrate strong performance, including an estimated year-over-year increase in net revenues for the quarter ended December 31, 2020. The steep increase in COVID-19 infection rates and corresponding tightening of social distancing practices, along with decreases in federal aid and the uncertain election/post-election environment, have driven the net revenues declines.

With regard to labor and marketing, we have reinstituted payroll reductions, with a comprehensive 20% reduction in compensation through mandatory hour reduction. We also continue to benefit from reduced marketing expenses.

We expect that first quarter fiscal year 2021 adjusted EBITDA margins will be lower than that of the fourth quarter of fiscal year 2020, due in large part to the estimated decline in net revenues.

Presented below are certain current preliminary estimated results (expressed as a range of estimates) for the three months ended December 31, 2020, along with our historical results for the three months ended December 31, 2019:

	Mohegan Sun			Mohegan Sun Pocono
	For the Three Months Ended December 31,			For the Three Months Ended December 31,
($ in thousands, except where noted)	2020 (1)	2020 (2)	2019	2020 (1)	2020 (2)	2019
Net revenues	$161,000	$167,600	$243,300	$37,300	$38,900	$62,000
Labor costs	42,800	44,600	67,100	5,600	5,800	10,400
Marketing costs and expenses	6,900	7,200	14,000	300	300	1,100
Slot handle	1,187,500	1,235,900	1,618,800	312,800	325,600	583,000
Hotel occupancy %	80%	83%	95%	54%	56%	79%

	Management and Development Fees For the Three Months Ended December 31,
($ in thousands)	2020 (1)	2020 (2)	2019
Management and development fees	$12,200	$12,700	$9,000

(1)	Lower bound of preliminary range.
(2)	Upper bound of preliminary range.

The information contained in this Item 2.02 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any of MGE’s filings with the Securities and Exchange Commission regardless of the general incorporation language of such filings, except as shall be expressly set forth by specific reference in such filings.

ITEM 7.01.	REGULATION FD DISCLOSURE

The Company is furnishing the information included in Exhibit 99.1 to this Current Report on Form 8-K pursuant to Regulation FD. The information contained in this Item 7.01 of this report is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any of MGE’s filings with the Securities and Exchange Commission regardless of the general incorporation language of such filings, except as shall be expressly set forth by specific reference in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report (including Exhibit 99.1) that is required to be disclosed solely by Regulation FD.

ITEM 8.01.	OTHER EVENTS

On January 13, 2021, MGE issued a press release announcing that the Company has commenced an offering (the “Offering”) of $1.175 billion aggregate principal amount of second priority senior secured notes due 2026 (the “Notes”) in a private placement. The Notes will be guaranteed by certain of the Company’s subsidiaries. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act.

The completion of the Offering is conditioned upon, among other things, either the Company’s replacement of its current senior secured credit facilities (the “Senior Secured Credit Facilities”) with a new revolving credit facility, or an amendment and restatement of the Senior Secured Credit Facilities into a new revolving credit facility, in either case with commitments of not less than $250 million (the “New Senior Secured Credit Facility”) prior to or substantially concurrent with the Offering. The net proceeds from the Offering and borrowings under the New Senior Secured Credit Facility, together with cash on hand, will be used to (i) fund the repayment, satisfaction and discharge of certain existing indebtedness of the Company, including all loans outstanding under the Senior Secured Credit Facilities, all obligations in respect of the Company’s Main Street term loan facility and MGE’s debt to the Mohegan Tribe in respect of certain subordinated loans, and (ii) pay related fees and expenses.

A copy of the Company’s press release is attached hereto as Exhibit 99.2, which is incorporated by reference herein.

This report is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the Notes or any other securities in any jurisdiction in which such offer, solicitation or sale is unlawful. The Offering is made only by, and pursuant to, the terms set forth in the related preliminary offering memorandum.

Forward-Looking Statements

This document and the exhibits to it contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. Certain statements contained in this document or in the exhibits to this document, including those that express a belief, expectation or intention, as well as all statements that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon the current beliefs of MGE as to the outcome and timing of future events. There can be no assurance that the expectations, conclusions or beliefs expressed in any forward-looking statements will in fact occur. Examples of forward looking statements in this document or in the exhibits to this document include, but are not limited to, statements regarding: (i) the financial performance of our various operations; (ii) the impact of the COVID-19 pandemic and related societal, economic and regulatory effects; (iii) the impact of competition on our various gaming facilities; (iv) our expected liquidity and leverage, (v) anticipated benefits from our various properties; (vi) the effects of our efforts to expand and diversify; (vii) operational efficiencies; and (vii) expected future market conditions.

Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “hypothetical,” “continue,” “future” or other similar words or expressions. All forward-looking statements included in this document or in the exhibits to this document are based upon information available to the Company on the date hereof and the Company is under no duty to update any of the forward-looking statements after the date of this document to conform these statements to actual results. The forward-looking statements involve a number of significant risks and uncertainties, and there are important factors that, among others, could cause the Company’s future financial condition or results to differ materially from the views expressed in the forward-looking statements. These factors include the financial performance of the Company’s various operations; the impact of the COVID-19 pandemic and related societal, economic and regulatory effects, including required shutdowns of any the Company’s facilities; the local, regional, national or global economic climate; increased competition; the Company’s leverage and ability to meet its debt service obligations and maintain compliance with financial debt covenants; the continued availability of financing; the Company’s dependence on existing management; the Company’s ability to integrate new amenities from expansions to its facilities into its current operations and manage the expanded facilities; changes in federal or state tax laws or the administration of such laws; changes in gaming laws or regulations, including the limitation, denial or suspension of licenses requires under gaming laws and regulations; cyber security risks relating to the Company’s information technology and other systems, including misappropriation of patron information or other breaches of information security; changes in applicable laws pertaining to the service of alcohol, smoking or other amenities offered at the Company’s facilities; the Company’s ability to successfully implement its diversification strategy; an act of terrorism; the Company’s customers’ access to inexpensive transportation to the Company’s facilities and changes in oil, fuel or other transportation-related expenses; unfavorable weather conditions; risks associated with operations in foreign jurisdictions; failure by the Company’s employees, agents, affiliates, vendors or businesses to comply with applicable laws, rules and regulations; and fluctuations in foreign currency exchange rates. Additional factors that could have a material adverse effect on the Company’s operations and future prospects are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, including the sections entitled “Risk Factors” contained therein. The factors set forth in the Risk Factors section and otherwise described in the Company’s filings with SEC could cause the Company’s actual results to differ significantly from those contained in any forward-looking statement contained in this document or the exhibits to this document. The Company does not guarantee that the assumptions underlying such forward-looking statements are free from errors.

Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s business, financial condition, liquidity, cash flows and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Use caution in relying on past forward-looking statements, which were based on results and trends at the time they were made, to anticipate future results or trends.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Regulation FD disclosure

99.2	Press release, dated January 13, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2021	MOHEGAN TRIBAL GAMING AUTHORITY D/B/A MOHEGAN GAMING & ENTERTAINMENT

	By:	/s/ RALPH JAMES GESSNER, JR.
Ralph James Gessner, Jr. Chairman, Management Board

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